SHORT-TERM BORROWINGS, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES AND OTHER OBLIGATIONS	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
SHORT-TERM BORROWINGS, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES AND OTHER OBLIGATIONS	SHORT-TERM BORROWINGS, LONG-TERM DEBT AND AVAILABLE CREDIT FACILITIES AND OTHER OBLIGATIONS
The following tables summarize the Company's short-term borrowings, long-term debt and finance lease obligations:

Short-Term Borrowings	December 31, 2024	December 31, 2023
(In millions)
Long-term debt due within one year [1]	$1,848	$—
1.Presented net of current portion of unamortized debt issuance costs.

Long-Term Debt	December 31, 2024		December 31, 2023
In millions	Amount	Weighted Average Rate	Amount	Weighted Average Rate
Promissory notes and debentures [1]:
Final maturity 2025	$1,850	4.49%	$1,850	4.49%
Final maturity 2028	2,250	4.73%	2,250	4.73%
Final maturity 2030 and thereafter [2]	3,102	5.47%	3,741	5.46%
Other facilities:
Finance lease obligations	9		10
Less: Unamortized debt discount and issuance costs	40		51
Less: Long-term debt due within one year	1,848		—
Total	$5,323		$7,800
1.Represents senior unsecured notes (the "2018 Senior Notes"), which are senior unsecured obligations of the Company.
2.Includes an unamortized basis adjustment of $48 million related to the dedesignation of the Company's interest rate swap agreements and a fair value hedging adjustment of $59 million, related to the Company's interest rate swap agreements at December 31, 2024 and 2023, respectively. See Note 21 for additional information.

In June 2024, the company partially redeemed $650 million aggregate principal amount of 2038 Notes at the redemption price set forth in the indenture of the 2038 Notes. The Company funded the repayment with cash on hand. Further details are discussed below. In November 2023, the $300 million Floating Rate Senior Unsecured Notes matured and was repaid at par plus the accrued and unpaid interest. The Company funded the repayment with cash on hand.

Principal payments of long-term debt for the five succeeding fiscal years are as follows:

Maturities of Long-Term Debt for Next Five Years at December 31, 2024	Total
In millions
2025	$1,850
2026	$—
2027	$—
2028	$2,250
2029	$—
The estimated fair value of the Company's long-term borrowings was determined using Level 2 inputs within the fair value hierarchy, as described in Note 22. Based on quoted market prices for the same or similar issues, or on current rates offered to the Company for debt of the same remaining maturities, the fair value of the Company's long-term borrowings, not including long-term debt due within one year, was $5,368 million and $7,995 million at December 31, 2024 and 2023, respectively.

Available Committed Credit Facilities
The following table summarizes the Company's credit facilities:

Committed and Available Credit Facilities at December 31, 2024
In millions	Effective Date	Committed Credit	Credit Available	Maturity Date	Interest
Five-Year Revolving Credit Facility	April 2022	$2,500	$2,484	April 2027	Floating Rate
2024 $1B Revolving Credit Facility	May 2024	1,000	1,000	May 2025	Floating Rate
Total Committed and Available Credit Facilities		$3,500	$3,484

In July 2022, the Company drew down $600 million under the 2022 $1B Revolving Credit Facility in order to facilitate certain intercompany internal restructurings related to the M&M Divestiture. The Company repaid the borrowing in September 2022.
Capital Structure Actions
DuPont, with its advisors, is evaluating considerations related to the design of the capital structures for the Previously Intended Business Separations and the Intended Electronics Separation. On June 5, 2024, DuPont issued a notice of redemption to the bond trustee with respect to a partial redemption of $650 million aggregate principal amount of its 2038 notes, (the "2038 Notes") in accordance with their terms. The partial redemption occurred on June 15, 2024, at the redemption price set forth in the indenture of the 2038 Notes. The Company funded the repayment with cash on hand. As a result of the early redemption of the debt for the year ended December 31, 2024, the Company incurred a loss of approximately $74 million to "Sundry income (expense) - net" within the Consolidated Statements of Operations, which consisted of the redemption premium, write-off of the deferred debt issuance costs and the basis adjustment from fair value hedge accounting on the Company's interest rate swap agreements associated with this borrowing. See Note 21 for further detail on the dedesignation of the Company's interest rate swap agreements.

Revolving Credit Facilities
On May 8, 2024, the Company entered into a $1 billion 364-day revolving credit facility (the "2024 $1B Revolving Credit Facility"). Prior to entering the new facility, the Company held another $1 billion 364-day revolving credit facility, entered into on May 10, 2023, (the "2023 364-Day Revolving Credit Facility"). There were no drawdowns of either facility during the year ended December 31, 2024. On April 12, 2022, the Company entered into a new $2.5 billion five-year revolving credit facility (the "Five-Year Revolving Credit Facility"). The Five-Year Revolving Credit Facility is generally expected to remain undrawn and serve as a backstop to the Company's commercial paper and letter of credit issuance.

Uncommitted Credit Facilities and Outstanding Letters of Credit
Unused bank credit lines on uncommitted credit facilities were approximately $650 million at December 31, 2024. These lines are available to support short-term liquidity needs and general corporate purposes including letters of credit. Outstanding letters of credit were approximately $124 million at December 31, 2024. These letters of credit support commitments made in the ordinary course of business.

Debt Covenants and Default Provisions
The Company's indenture covenants include customary limitations on liens, sale and leaseback transactions, and mergers and consolidations, subject to certain limitations. The 2018 Senior Notes also contain customary default provisions. The Five-Year Revolving Credit Facility and the 2024 $1B Revolving Credit Facility contain a financial covenant requiring that the ratio of Total Indebtedness to Total Capitalization for the Company and its consolidated subsidiaries not exceed 0.60. At December 31, 2024, the Company was in compliance with this financial covenant. There were no material changes to the debt covenants and default provisions at December 31, 2024.

Supplier Financing
The Company and certain of its designated suppliers, at their sole discretion, participate in a supplier financing program with a financial institution serving as an intermediary. Under this program, the Company agrees to pay the financial institution the stated amount of confirmed invoices from its designated suppliers on the same terms and on the original maturity dates of the confirmed invoices, which have a weighted average payment term of approximately 110 days. The Company does not pay any annual subscription or service fee to the financial institution, nor does the Company reimburse its suppliers for any costs they incur to participate in the program. The Company’s obligations are not impacted by the suppliers’ decision to participate in this program. The Company or the financial institution may terminate the agreement upon at least 30 days’ notice. The amount of invoices outstanding confirmed as valid under the supplier financing programs are shown in the table below and recorded in “Accounts Payable” in the Consolidated Balance Sheets.

The following table summarizes the outstanding obligations confirmed as valid under the supplier financing programs for the year ended December 31, 2024:

Supplier Financing Program Activity	Amount
In millions
Confirmed obligations outstanding as of January 1, 2024	$97
Invoices confirmed to financial institutions	421
Confirmed invoices paid to financial institution	(413)
Foreign currency exchange impact	(1)
Confirmed obligations outstanding as of December 31, 2024	$104